================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

   Date of report (Date of earliest event reported): On or about May 26, 2006

                              FIRST IPSWICH BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                  333-114018                 04-2955061
----------------------------        -----------               -------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)


31 Market Street, Ipswich, Massachusetts                         01938
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Letter Agreement with Mr. Russell G. Cole

On July 21, 2006, First Ipswich Bancorp (the "Company"), and its wholly-owned subsidiary, The First National Bank of Ipswich (the "Bank"), entered into a Letter Agreement with Mr. Russell G. Cole, who currently serves as the Interim President and Chief Executive Officer of the Company and the Bank (the "Cole Letter Agreement").

The Cole Letter Agreement provides for Mr. Cole to receive an annualized base salary of $200,000, a $3,000 housing allowance, and a $10,000 moving allowance if Mr. Cole decides to relocate to the area in and around Ipswich, Massachusetts. The agreement provides for a six month term, beginning on June 7, 2006.

The foregoing description of the Cole Letter Agreement is qualified in its entirety by reference to the terms of the agreement attached hereto as Exhibit
10.1 and incorporated herein by reference.

Change in Control Agreement with Mr. John P. DiIorio

On or about May 26, 2006, the Bank entered into a Change in Control Agreement (the "DiIorio Agreement") with Mr. John P. DiIorio, Jr., a Senior Vice President of the Bank.

The DiIorio Agreement provides for the payment of two years of severance pay if Mr. DiIorio's employment is terminated within twelve months following a "change in control" of the Bank (as defined in the DiIorio Agreement) for any reason other than on account of "cause" (as defined in the DiIorio Agreement) or on account of death, disability or retirement. While employed by the Bank and for the period of the severance payments thereafter, Mr. DiIorio may not solicit or induce any employee of the Bank or any subsidiary or affiliate of the Bank to leave his or her employment.

The foregoing description of the DiIorio Agreement is qualified in its entirety by reference to the terms of the agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Waiver of Certain Terms of Employment Agreement by Mr. Neil St. John Raymond

On July 21, 2006, the Company and Mr. Neil St. John Raymond, Chairman of the Board of Directors of the Company, entered into an agreement, at Mr. Raymond's initiative, that waives his right to certain cash compensation. Under the terms of the waiver, Mr. Raymond (i) waives his salary for the period from June 1, 2006 through December 31, 2006, (ii) waives a four percent salary increase as to the 2006 calendar year that he otherwise would have been contractually entitled to receive under his employment agreement, (iii) acknowledges that as a result of the waiver his 2007 base annual salary will be 104 percent of his 2005 base annual salary, and (iv) acknowledges that all other benefits that accrue to him under his employment agreement will continue in full force and effect.

The foregoing description of the waiver is qualified in its entirety by reference to the terms of the waiver attached hereto as Exhibit 10.3 and incorporated herein by reference. A copy of Mr. Raymond's employment agreement was filed as Exhibit 10.4 to the Company's Registration Statement on Form SB-2 (File No. 333-114018).

In addition to Mr. Raymond's position as Chairman of the Board of the Company, he is the 44.62% owner of the Company's outstanding common stock. Mr. Raymond's children are the beneficiaries of the Raymond Children's Trust 1981 which owns 18.45% of the Company's outstanding common stock.

SERP Amendments

On July 21, 2006, and July 24, 2006, respectively, the Company entered into first amendments to the executive supplemental compensation agreements (each, a "SERP" and collectively, the "SERPs") between the Company and each of Mr. Neil St. John Raymond, Chairman of the Board of Directors of the Company, and Mr. Donald P. Gill, former President and Chief Executive Officer of the Company and the Bank. The amendments modified each SERP in response to Section 409A of the Internal Revenue Code of 1986, as amended, that affects non-qualified deferred compensation plans such as SERPs.

The amendments allow the participants to elect to receive a lump sum payment at retirement. Mr. Raymond's SERP was also amended to add a definition for the term "change in control" and to clarify the compensation components used to calculate the benefit. The definition of "change in control" is the same as the definition provided in Mr. Raymond's Change in Control Agreement with the Company, which was filed as Exhibit 10.6 to the Company's Registration Statement on Form SB-2 (File No. 333-114018) and is incorporated herein by reference. The benefit computation amount is defined as the average of the participant's annual salary and bonus during the three consecutive calendar years in which his combined salary and bonus is the highest, as determined by reference to the W-2 forms issued by the Company.

The foregoing descriptions of the amendments are qualified in their entirety by reference to the full text of the amendments attached hereto as Exhibits 10.4 and 10.5 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The Change in Control Agreement entered into by and between Mr. John P. DiIorio, Jr. and the Bank on March 31, 2004 (the "2004 DiIorio Agreement") was superseded by the DiIorio Agreement described above. The principal differences between the 2004 DiIorio Agreement and the current DiIorio Agreement are that the current DiIorio Agreement (i) extends the period of severance pay following termination from one year to two years, and (ii) does not include a non-competition provision. The discussion of the DiIorio Agreement in "Item 1.01 Entry Into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On July 19, 2006, the Board of Directors of the Company decided to not declare a dividend for the third quarter.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 10.1 Letter Agreement by and between First Ipswich Bancorp, The First National Bank of Ipswich and Mr. Russell G. Cole

Exhibit 10.2 Change in Control Agreement by and between The First National Bank of Ipswich and Mr. John P. DiIorio, Jr.

Exhibit 10.3  Waiver of Mr. Neil St. John Raymond as to Certain Compensation

Exhibit 10.4 First Amendment to First Ipswich Bancorp Executive Supplemental Compensation Agreement between First Ipswich Bancorp and Mr. Neil St. John Raymond

Exhibit 10.5 First Amendment to First Ipswich Bancorp Executive Supplemental Compensation Agreement between First Ipswich Bancorp and Mr. Donald P. Gill

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST IPSWICH BANCORP

Date: July 25, 2006                       By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Exhibit Description
-----------   -------------------

10.1 Letter Agreement by and between First Ipswich Bancorp, The First National Bank of Ipswich and Mr. Russell G. Cole

10.2 Change in Control Agreement by and between The First National Bank of Ipswich and Mr. John P. DiIorio, Jr.

10.3          Waiver of Mr. Neil St. John Raymond as to Certain Compensation

10.4 First Amendment to First Ipswich Bancorp Executive Supplemental Compensation Agreement between First Ipswich Bancorp and Mr. Neil St. John Raymond

10.5 First Amendment to First Ipswich Bancorp Executive Supplemental Compensation Agreement between First Ipswich Bancorp and Mr. Donald P. Gill